UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 16, 2005


                            BrandPartners Group Inc.
               (Exact name of Company as specified in its charter)

        Delaware                                    0-16530                               13-3236325
-----------------------------               ------------------------             ------------------------------
(State or Other Jurisdiction)               (Commission File Number)            (I.R.S. Employer Identification)
   of Incorporation)
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                       10 Main Street, Rochester, NH 03839

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (603) 335-1400
                                                           --------------

                                       N/A

          (Former name or former address, if changed since last report)

|_|   Written communication pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))


Item 1.01 Entry Into a Material Definite Agreement

            On March 16, 2005 the Company entered into an amended employment agreement with James F. Brooks, the Company's Chief Executive Officer and President. Mr. Brooks' agreement has been extended to run through March 15, 2008, or three (3) years from the effective date of the amended agreement. Under the amended agreement, Mr. Brooks will continue to receive annual compensation of $300,000, as well as remain eligible to participate and to receive customary benefits offered by the Company to all employees. In addition to serving as Chief Executive Officer, under the amended agreement, Mr. Brooks will continue to serve as President and Corporate Secretary for the Company and its wholly owned subsidiary Willey Brothers, Inc. The amended agreement contains a change of control provision, which, if invoked, entitles Mr. Brooks to receive all payments due to him under the agreement at said time. The amended agreement permits Mr. Brooks to engage in outside consulting provided the Company's Board of Directors determines that said services will not conflict or interfere with Mr. Brooks' responsibilities and obligations to the Company.

            In addition to the amendment and extension of Mr. Brooks' agreement, the Company also entered into an amended agreement on March 16, 2005 with its chairman, Anthony J. Cataldo, whereby the term of his agreement was extended an additional 3 years from the date of the amendment. All compensation to Mr. Cataldo under the agreement remains unchanged. The agreement also contains a change of control provision identical to that of the amended agreement for Mr. Brooks.

            The amended agreements for Messrs. Brooks and Cataldo were adopted by the Board of Directors upon recommendation of the Company's Compensation Committee.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 21, 2005
                                         BrandPartners Group, Inc.
                                         -------------------------
                                         (Registrant)

                                         /s/ James F. Brooks
                                         ---------------------------------------
                                         James F. Brooks
                                         Chief Executive Officer and President